VSI Holdings, Inc.
	Notice of 1999 Annual Meeting of Shareholders

To the Shareholders:

	We are pleased to notify you that the annual meeting of shareholders of VSI Holdings, Inc. will be held at its Vision Center at 1664 Star Batt Drive, Rochester Hills, Michigan 48309, on
Tuesday, April 20, 1999, at 9:30 a.m., for the following purposes:

		1. Election of seven directors to serve one-year terms until the annual meeting of shareholders in 2000 (and in each case, until their respective successors shall be duly elected and qualified);

		2. Consideration of a proposal to increase, from 500,000 to 1,500,000, the number of shares issuable under the Company's 1997 Incentive Stock Option Plan (a copy of which is Appendix A to the Proxy Statement);

		3. Consideration of a proposal to increase, from 500,000 to 1,000,000, the number of shares issuable under the Company's 1997 Restricted Stock Plan (a copy of which is
Appendix B to the Proxy Statement);

		4. Consideration of a proposal to permit shares issuable under the Company's 1997 Employee Stock Purchase
Program (a copy of which is Appendix C to the Proxy
Statement) to be issued to the 401(k) accounts of Company employees;

		5. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

Since there are no additional issues to be presented or discussed, we anticipate that the annual meeting will last no longer than 15 minutes. Only shareholders of record at the close of business on March 5, 1999 are entitled to notice of and to vote at this meeting.
 The stock transfer books will not be closed.

	Shareholders are urged to fill in, date, sign, and return promptly the enclosed proxy card in the enclosed prepaid envelope. It is desirable that as many shareholders as possible be represented at the meeting. Whether or not you now expect to be present at the meeting, please execute and return the enclosed proxy card. You may revoke the proxy card at any time before the authority granted therein is exercised whether or not you attend the meeting.

				By Order of the Board of Directors:


				Steve Toth, Jr., President
				and Chief Executive Officer
March 5, 1999

	VSI HOLDINGS, INC.
	2100 North Woodward Avenue
	West 201
	Bloomfield Hills, Michigan  48304
	(248) 644-0500

	PROXY STATEMENT

	Annual Meeting of Shareholders -- April 20, 1999, 9:30 a.m.

	The Board of Directors of VSI Holdings, Inc. (the "Company") hereby solicits your proxy, by the proxy card enclosed with this Proxy Statement, for use at the annual meeting of shareholders to be held at the Company's Vision Center at 1664 Star Batt Drive, Rochester Hills, Michigan 48309, on Tuesday, April 20, 1999, at 9:30 a.m., or at any adjournment thereof.

	The Board of Directors has designated Messrs. Thomas W. Marquis and Robert J. Marshall as proxies of the Board on the enclosed proxy card. When a proxy card is returned, properly executed, and in time for the meeting, the shares represented thereby will be voted at the meeting. Where the shareholder has specified on the proxy card a choice on any matter with respect to which a vote is taken, the shares will be voted by the proxies according to the specification made. Any person executing the enclosed proxy card may revoke it at any time prior to the actual voting thereof, by filing an instrument revoking it, or a duly executed proxy card bearing a later date, with the Secretary of the Company.

	This Proxy Statement is first being sent to shareholders on or about March 10, 1999, and is accompanied by the Company's Annual
Report to Shareholders for the fiscal year ended September 30, 1998.

	VOTING

	Voting rights are held by the owners of the Common Stock, of which each share is entitled to one vote on each matter coming before the shareholders. Only one class of 60,000,000 shares of $.01 par value Common Stock is authorized; none of the authorized Preferred Stock has been issued. On March 5, 1999, the Company had 32,996,090 shares of Common Stock (net of 7,962,855 treasury shares) outstanding.

MANAGEMENT STOCK OWNERSHIP

The table below shows how much stock of the Company each director, nominee, and Named Executive beneficially owned as of March 5, 1999.
 Such shares, and shares issuable under options exercisable within 60 days, were owned by:

Name and Address                Shares Owned           % Ownership


Steve Toth, Jr. (1)              27,436,732                82.09%
2100 North Woodward Avenue
Suite 201 West
Bloomfield Hills, Mich. 48304

Martin S. Suchik (2)                526,558                 1.59%
1778 Ellsworth Industrial Blvd.
Atlanta, Georgia  30318

Thomas W. Marquis (3)               520,431                 1.58%
2100 North Woodward Avenue
Suite 201 West
Bloomfield Hills, Mich. 48304


Terry Sparks                         88,213                  .27%
2100 North Woodward Avenue
Suite 201 West
Bloomfield Hills, Mich. 48304

Jerry L. Barton (4)                   5,500                  .02%
1660 Brandon Hall Drive
Dunwoody, Georgia 30350

Dr. Kenneth L. Bernhardt (4)         23,500                  .07%
Georgia State University
University Plaza
Atlanta, Georgia 30303

Robert F. Sui (4)                     2,500                  .01%
1577 North Woodward Avenue
Bloomfield Hills, Michigan 48304

All directors and officers       28,603,434                85.37%
as a group (7 persons) (1-4)

(1) Toth owns 1,000 shares, and is trustee of trusts benefiting him that own 1,775,850 and 11,826,323 shares. Toth's spouse is the trustee of trusts benefiting Toth's daughter that owns 11,912,199 shares, and of another trust benefiting said spouse that owns 1,010,797 shares. Toth disclaims beneficial interest in the shares held by trusts benefiting his daughter and spouse, but such shares are included with his holdings. CLT, a Michigan real estate and investment partnership affiliated with Toth ("CLT"), holds 485,563 shares, and may purchase 425,000 shares pursuant to an exercisable option (at $.15625 per share) expiring on May 5, 2000.

(2) Suchik owns 443,425 shares, while his IRA owns another 11,113 shares. Trusts for Suchik's three adult children own 98,626, 102,187 and 102,187 shares. Suchik disclaims beneficial interest in such shares, which are held by an independent trustee, and therefore are not included with his holdings. Suchik is fully vested in two options for 40,000 and 32,020 shares under the 1986 Incentive and Non-Qualified Plans exercisable at $.55 and $.50 per share, respectively; these options expire on January 15, 2001.

 (3)     Marquis is trustee of a trust benefiting him that owns
267,567 shares. His spouse is trustee of a trust benefiting her that owns 252,864 shares. Marquis disclaims beneficial ownership of his spouse's shares.

(4) Barton owns 1,000 shares and Bernhardt 19,500 shares, of which 5,000 are held in his Keogh plan, 1,000 in his IRA plan, and 3,500 jointly with his spouse. Under the Independent Director Stock Option Plan, Barton and Bernhardt were granted new 10,000 share options on August 1, 1997 exercisable for $3.125 per share. Sui's appointment as a director was confirmed by the shareholders on April 8, 1998 at which time he received a 10,000 share option exercisable for $6.375 per share. Such options vest at the rate of 500 shares for each Board meeting attended and 1,000 shares annually; Barton, Bernhardt, and Sui are vested in 4,500, 4,000, and 1,500 shares respectively, and Sui will vest in another 1,000 shares on April 8, 1999.



	AGENDA

	There are four matters which the Board of Directors now intend to propose at the annual meeting of shareholders. The persons named in the enclosed proxy card will vote such proxy as specified (unless authority to so vote is withheld) (i) for the election of the nominees for director listed in Proposal (1) except that, if at the time of the meeting, any nominee listed has become unavailable for any reason, the persons named on the proxy card will vote for a substitute nominee as they, in their discretion, shall determine, and (ii) for each of Proposals (2) through (4):


	Proposal (1)
	Election of Directors

	The Company's By-Laws provide for a Board of Directors of up to nine members; the Board has specified that it shall have seven members. Each person nominated will serve, if elected, until the next annual meeting of shareholders in 2000. The Board currently knows of no reason why any of its nominees is likely to become unavailable.

	The following paragraphs provide information as of February 25, 1999 as to each Board nominee as director. The vote of the stock entitled to cast a majority of the shares present or represented at the meeting is required for the election of each director.

	NOMINEES


Steve Toth, Jr., age 74, became President and Chief Executive
Officer of the Company in April 1997 and has been a Board member since March 1994. Toth serves as President of subsidiaries Visual Services, Inc., Vispac, Inc. and Advanced Animations, Inc.

Martin S. Suchik, age 53, investor, formerly Executive Vice
President of the Company from 1997 to 1999; and President of the Company from 1976 to 1997. Suchik formerly served as the President of the former subsidiary BKNT Retail Stores, Inc. and BKNT, Inc.
Suchik is the nephew of Toth.

Thomas W. Marquis, age 54, became Treasurer and Chief Financial and Accounting Officer of the Company in April 1997, became Secretary of the Company in June 1998, and has been a Board member since March 1994. Marquis serves as Senior Vice President, Secretary and Treasurer of subsidiaries Visual Services, Inc., Vispac, Inc. and Advanced Animations, Inc.

Terry Sparks, age 44, was appointed a Board member in July 1997, and is General Manager of subsidiary Advanced Animations, Inc. He became an Executive Vice President of Visual Services, Inc. in 1991, and has been General Manager of Advanced Animations, Inc. since 1991.

Jerry L. Barton, age 61, is self-employed and has served as a Company director since 1985. From January 1994 to May 1995, Barton served as President of Parts Central, Inc., an automotive parts distribution and retail store company in Macon, Georgia. Barton is presently a member of the Board of Directors of Hillerich and Bradsby, the privately held maker of Louisville Slugger baseball bats and Power-Bilt golf clubs.

Dr. Kenneth L. Bernhardt, age 55, has served as a Company director since 1988. Bernhardt is a tenured Professor in the Department of Marketing at Georgia State University where he has taught for the last 25 years. Bernhardt has been on the faculty of the Harvard Business School and is a past President of the American Marketing Association.

Robert F. Sui, age 45, became a Company director in 1998. He is a Senior Vice President with Merrill Lynch, where he has served for the last 20 years.

In the last year, the Board held three meetings (two by telephone), which all directors attended except for one meeting by telephone for which Sui was absent. Toth, Marquis, and Sui comprise the Executive Committee; Sui, Barton, and Bernhardt comprise the Audit Committee, which reviewed the report of the Company's auditors about the results of last year's audit; Barton, Bernhardt, Suchik, and Marquis comprise the Compensation and Stock Option Committee. None of the Committees met last year.

Each independent outside director receives a $9,000 annual fee, plus expenses, with no additional payment for membership on or meetings of any committees, except pursuant to the Independent Director Stock Option Plan (see stock ownership table). Except for Toth and Suchik, no officer or director is related to another by blood, marriage or adoption, not more remote than first cousin. In the last year, Forms 4 were filed by Suchik (5), and a Form 3 was filed by Sui, all on a timely basis. Barton failed to report August 1998 information on Form 4, which failure was rectified by his November 1998 Form 5. All directors are believed to have filed this year's annual Forms 5 on a timely basis.


	Proposal (2)
	Increase in Authorized Shares of 1997 Incentive Stock Option Plan

	In April 1997, shareholders authorized the 1997 Incentive Stock Option Plan (the "ISO Plan"), a copy of which is Appendix A hereof. The ISO Plan permits the grant to officers and key employees of the Company and its subsidiaries of options to purchase up to 500,000 shares of the Common Stock. The purpose of the ISO Plan is to enable the Company and its subsidiaries to secure and retain the services of highly qualified persons and to promote in their employees additional interest in the successful operation of the business.

	To date, the Company has granted options for 443,000 shares issuable under the ISO Plan at exercise prices ranging from $6.20 to $8.20 per share. While the Company has no expectation that all such options will be exercised because employees periodically leave its employ, the grant of additional options to worthy employees may have to be curtailed. The Board of Directors recommends that the number of authorized shares issuable under the ISO Plan be increased from 500,000 to 1,500,000.

	Rule 16b-3 under the Securities Exchange Act of 1934, as amended, provides that the acquisition of stock pursuant to a stock option is a transaction exempt from the provisions of Section 16(b) under such Act if, among other requirements, the affirmative vote of holders of at least a majority of the outstanding Common Stock is obtained for approval of the ISO Plan, or any material amendment thereto. This amendment to the ISO Plan is being submitted for shareholder approval in order to comply with that requirement of Rule 16b-3 as well as certain federal tax law provisions. The Board of Directors recommends that shareholders vote to increase the authorized number of shares issuable under the ISO Plan.

Administration and Eligibility

	The ISO Plan shall be administered by the Compensation and Stock Option Committee of the Board of Directors (the "Committee"), which shall consist of not less than three directors of the Company as appointed by the Board of Directors. The Committee has complete power and authority to make rules for administration of the ISO Plan and to make all determinations required under the ISO Plan.

	Options may be awarded only to such key employees of the Company and its subsidiaries (including officers who are also directors of the Company, but not directors who are not also officers) who have substantial responsibility in the direction and management of the Company. The grant and exercise of options is governed by Section 422A of the Internal Revenue Code (the "Code").

Terms and Conditions of Options

	The exercise price of any option granted may not be less than the fair market value of the Common Stock on the date the option is granted. However, the exercise price for options granted to any employee ("Stockholder Employee") owning stock (using the attribution of stock ownership rules of Section 425(d) of the Code), possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its affiliates on the date the option is granted, must be at least 110% of the fair market value of the Common Stock on the date the option is granted.

	The term of options granted under the ISO Plan, and the vesting schedule thereof, shall be determined by the Committee but shall not exceed ten years. Granted incentive options to date are generally scheduled to vest in equal installments on the second and third anniversaries of the date of grant, and must be exercised by the fifth anniversary of the date of grant. An option shall be exercisable at such time and upon such conditions as determined by the Committee at the time of grant by delivering payment to the Company of either or both of cash or shares of Common Stock equal in value to the exercise price. No option granted under the ISO Plan may be exercised by an optionee while there is outstanding any other incentive stock option previously granted to the optionee.

	Options are non-transferable other than by will or the laws of descent and distribution. In the event an optionee's employment terminates, including upon death or disability of the optionee, the option granted the employee terminates three months after such termination of employment, except the Committee may terminate an option of an optionee if his employment is terminated for cause.

Stock Appreciation Rights

	Stock appreciation rights may be granted in connection with options granted under the ISO Plan upon such terms and conditions as the Committee may prescribe. However, the Committee does not intend to grant options containing stock appreciation rights. Stock appreciation rights provide a right to receive the excess of the fair market value of a share of the Common Stock on the date the appreciation right is exercised over the option price of the related option. A stock appreciation right terminates upon the expiration or termination of the related option. At the Committee's discretion, stock appreciation rights may be paid in cash or in shares of Common Stock or a combination of cash and Common Stock.

Antidilution

	In the event of a change in the Common Stock as a result of a recapitalization, reorganization, stock dividend or similar event, the number of authorized but unissued shares for which options may be granted under the ISO Plan, the number of shares subject to each option and the exercise price thereof shall be appropriately adjusted by the Committee.

	In the event of a merger or consolidation in which the Company is not the surviving entity, the option holder shall receive, upon exercise of the option, the securities or property to which he would have been entitled had he been a shareholder before such merger or consolidation.

Miscellaneous Features of the ISO Plan

	The ISO Plan will terminate on April 20, 2007, unless sooner terminated by the Board of Directors. Termination of the ISO Plan shall not alter or impair any of the rights or obligations or any option theretofore granted under the ISO Plan.

	The ISO Plan may at any time be terminated, modified, or amended by the Board of Directors, except that the Board may not:
(a) decrease the minimum exercise price; (b) extend the term of the ISO Plan beyond ten years or the terms of the options or rights granted beyond ten years; (c) alter any outstanding option or rights agreement to the detriment of the optionee without his consent; or
(d) decrease the option price applicable to any option.

Federal Income Tax Consequences

	The ISO Plan is intended to qualify as an incentive stock option plan under Section 422A of the Code. If the ISO Plan qualifies as such, then an employee who receives an incentive stock option will not be deemed to recognize income either at the time of the grant of the option or, assuming that the optionee has been an employee at all times during the period beginning on the date of grant and ending three months prior to the date of exercise, at the time of the exercise of the option. In the case of an employee who is disabled within the meaning of Section 105(d)(4) of the Code, the optionee must have been an employee at all times during the period beginning on the date of grant and ending one year prior to the date of exercise. Gain or loss from the sale or exchange of stock acquired upon such exercise will generally be treated as capital gain or loss, provided that such sale or exchange of the shares does not occur within either the two year period after the date of the granting of the option or the one year period after such shares were acquired. Under these circumstances, no deduction will be allowable to the Company in connection with either the grant of such options or the issuance of shares upon exercise thereof.

	If a disposition (as that term is defined in Section 425 of the Code) of shares acquired pursuant to the exercise of an incentive stock option is made within either the two year period after the date of granting of the option or the one year period after the shares were acquired, the optionee will generally recognize compensation income at the time of disposition to the extent of the excess over the option price of the lesser of (i) the amount realized, or (ii) the fair market value of the shares at the time of exercise. Any such compensation income recognized as described in this paragraph will increase the basis of the shares. If a disposition described in this paragraph occurs in a taxable transaction, any gain in excess of compensation income recognized on the disposition will be capital gain, and any loss will be capital loss. If an optionee recognizes compensation income as the result of a disposition as described in this paragraph, the Company will be entitled to a commensurate income tax deduction.

	Upon the exercise of an incentive stock option, the excess of the fair market value of the shares at the time of exercise over the option price will be an item of tax preference for purposes of the alternative minimum tax.

	In the event that options granted under the ISO Plan do not qualify as incentive stock options ("non-incentive options"), the employee will recognize compensation income upon the exercise of the non-incentive option if the shares issued pursuant to such exercise are either transferable or not subject to substantial risk of forfeiture. The amount of the income will be measured by the excess, if any, of the fair market value of the shares at the time of exercise (determined without regard to any restrictions other than a restriction which, by its terms, will never lapse) over the amount paid as the exercise price of the non-incentive option. Gain or loss on the subsequent sale or exchange of such stock will be capital gain or loss if the stock is a capital asset in the hands of the employee. In the case of compensation income recognized by an employee as described above in connection with the exercise of an option, the Company will be entitled to a commensurate income tax deduction.

	Any long term capital gain income recognized in connection with an incentive or non-incentive option would be a tax preference item for purposes of computing the "alternative minimum tax" to the extent of the excess of the holder's net long term capital gains (including his long term gain on the sale of shares) over his net short term capital losses in the year the shares are sold.

	The above summary is based upon an interpretation of present federal income tax laws and regulations as of the date hereof. This summary is not intended to cover all aspects of federal law or any state or local tax law or any state or local tax law which may be applicable to the ISO Plan.


	Proposal (3)
	Increase in Authorized Shares of 1997 Restricted Stock Plan

	In April 1998, shareholders authorized the 1997 Restricted Stock Plan (the "RS Plan"), a copy of which is Appendix B hereof. The RS Plan permits the award to officers and key employees of the Company and its subsidiaries of up to 500,000 shares of the Common Stock. Shares covered by awards which terminate for any reason (e.g., expiration, cancellation, etc.) may be the subject of new awards. The purpose of the RS Plan is to enable the Company and its subsidiaries to secure and retain the services of highly qualified persons and to promote in their employees additional interest in the successful operation of the business.

	To date, the Company has awarded 561,673 shares under the RS Plan. While the Company has no expectation that all awards will vest because employees periodically leave its employ, the grant of additional awards to worthy employees has been suspended. The Board of Directors recommends that the number of authorized shares issuable under the RS Plan be increased from 500,000 to 1,000,000.

	Rule 16b-3 under the Securities Exchange Act of 1934, as amended, provides that the acquisition of stock pursuant to a stock award is a transaction exempt from the provisions of Section 16(b) under such Act if, among other requirements, the affirmative vote of holders of at least a majority of the outstanding Common Stock is obtained for approval of the RS Plan. This amendment to the RS Plan is being submitted for shareholder approval in order to comply with that requirement of Rule 16b-3. The Board of Directors recommends that shareholders vote to increase the authorized number of shares issuable under the RS Plan.



Administration and Eligibility

	The RS Plan shall be administered by the Compensation and Stock Option Committee of the Board of Directors (the "Committee"), which shall consist of not less than three directors of the Company as appointed by the Board of Directors. The Committee has complete power and authority to make rules for administration of the RS Plan and to make all determinations required under the RS Plan.

	Awards may be made only to such full-time employees of the Company and its subsidiaries (including officers who are also directors of the Company, but not directors who are not also officers) who have substantial responsibility in the direction and management of the Company.

Terms and Conditions of Awards

	The RS Plan specifies that each award will vest, and a stock certificate for vested shares will be issued, in three equal parts on the first three anniversary dates after the grant of the award; provided, however, that in the event of an employee's death, shares of an installment to vest within 12 months shall proportionately vest on a daily basis rather than be wholly forfeited due to failure to be employed as of an anniversary date.

Antidilution

	In the event of a change in the Common Stock as a result of a stock split, reverse stock split, the number of authorized but unissued shares for which options may be granted under the RS Plan, the number of shares subject to each award shall be appropriately adjusted by the Committee; the RS Plan makes no provision for a change of outstanding shares in the event of a recapitalization, reorganization, stock dividend or similar event, but the Committee has the power, at that time, but not the obligation to make an appropriate adjustment.

Miscellaneous Features of the RS Plan

	The RS Plan has no specified termination date, but in the event of termination of the RS Plan, outstanding awards would still be contractual obligations of the Company. The Board of Directors may, without shareholder approval, terminate, suspend or amend the RS Plan at any time or from time to time; however, the Board may not, without shareholder approval, amend the RS Plan in certain respects, which would (i) increase the maximum number of shares of Common Stock which may be awarded, (ii) increase or decrease the vesting schedule of an award, (iii) change the designation of the class of persons eligible to receive awards under the RS Plan.

Federal Income Tax Consequences

	The following is a summary of current federal income tax rules relating to the award of restricted stock.

	The award of shares under the RS Plan is not taxable to the employee at the time of grant. Upon vesting of shares under the schedule established by the RS Plan, the employee generally will recognize ordinary income equal to the fair market value of the Common Stock determined on the anniversary date of vesting.

	Income required to be recognized in connection with the vesting of shares will be taxed to the employee as compensation (ordinary income), and the Company will be required to withhold tax on the amount of income recognized by the employee. The Company will be entitled to an income tax deduction in the year in which an employee realizes income with respect to the vesting of shares, in an amount equal to the income realized by the employee.

	If an employee sells, exchanges or otherwise disposes of shares of Common Stock acquired upon the vesting of shares, the employee will have gain or loss equal to the difference between the amount realized and his or her basis in the shares. An employee's basis in the shares of Common Stock received upon the vesting of shares generally will be equal to the fair market value, on the anniversary date of vesting, of the shares acquired. Any gain or loss recognized on such a grantee sale or exchange of shares acquired under the RS Plan will be treated as long-term or short-term capital gain or capital loss, depending on the period of time the shares are held by the employee. Long-term capital gain treatment is applicable where the shares have been held for more than 12 months.

	The above summary is based upon an interpretation of present federal income tax laws and regulations as of the date hereof. This summary is not intended to cover all aspects of federal law or any state or local tax law or any state or local tax law which may be applicable to the RS Plan.


	Proposal (4)
	Approval of Amendment to 1997 Employee Stock Purchase Program to Permit Shares to be Issued to 401(k) Accounts of Company Employees

	In April 1998, the shareholders approved the 1997 Employee Stock Purchase Program (the "ESP Program"), a copy of which is Appendix C hereof. The ESP Program permits the employees of the Company and its subsidiaries to purchase up to 500,000 shares of the Common Stock. The purpose of the ESP Program is to enable the Company and its subsidiaries to secure and retain the services of their employees and to promote in their employees additional interest in the successful operation of the business.

	To date, Company employees have purchased 30,868 shares under the ESP Program for an aggregate $185,930. Some employees have indicated an interest in obtaining shares for their retirement accounts. The Company is proposing to amend the ESP Program to allow (i) Company employees to purchase shares from the ESP Program with monies allocated to or contained within their accounts and (ii) the Company to issue shares from the ESP Program as part or all of its matching contribution to such accounts.

	Rule 16b-3 under the Securities Exchange Act of 1934, as amended, provides that the acquisition of stock pursuant to a stock purchase plan is a transaction exempt from the provisions of Section 16(b) under such Act if, among other requirements, the affirmative vote of holders of at least a majority of the outstanding Common Stock is obtained for approval of the ESP Program. This amendment to the ESP Program is being submitted for shareholder approval in order to comply with that requirement of Rule 16b-3. The Board of Directors recommends that shareholders vote to amend the ESP Program to permit shares to be issued to the 401(k) accounts of Company employees.

Administration and Eligibility

	The ESP Program shall be administered by the Compensation and Stock Option Committee of the Board of Directors (the "Committee"), which shall consist of not less than three directors of the Company as appointed by the Board of Directors. The Committee has complete power and authority to make rules for administration of the ESP Program and to make all determinations required under the ESP Program.

	At present, shares may be purchased only by full-time employees of the Company and its subsidiaries. Each Friday morning, employees may purchase 50 or more shares at the closing price of the Common Stock on the preceding day, without deduction for any commission or fee. Payment may be made at that time, or through payroll deduction over six checks by salaried employees and 12 checks by hourly employees. The Company issues all shares purchased to an account at the Company-designated brokerage firm which shall administer the ESP Program from time to time.

Miscellaneous Features of the ESP Program

	The ESP Program has no specified termination date and may be suspended from time to time, but in the event of termination or suspension of the ESP Program, an employee shall still be obligated to pay any remaining amount due on shares issued to him. The Board of Directors may, without shareholder approval, terminate, suspend or amend the ESP Program at any time or from time to time; however, the Board may not, without shareholder approval, amend the ESP Program in certain respects, which would increase the maximum number of shares of Common Stock which may be awarded.



Federal Income Tax Consequences

	The following is a summary of current federal income tax rules relating to the purchase of shares by an individual; different rules apply should the shares be held by a retirement plan.

	The purchase of shares under the ESP Program is not taxable to the employee. If an employee sells, exchanges or otherwise disposes of shares of Common Stock acquired under the ESP Program, the employee will have gain or loss equal to the difference between the amount realized and his or her basis in the shares. An employee's basis in the shares of Common Stock generally will be equal to the purchase price of the shares. Any gain or loss recognized on such a sale or exchange of shares acquired under the ESP Program will be treated as long-term or short-term capital gain or capital loss, depending on the period of time the shares are held by the employee.
 Long-term capital gain treatment is applicable where the shares have been held for more than 12 months.

	The above summary is based upon an interpretation of present federal income tax laws and regulations as of the date hereof. This summary is not intended to cover all aspects of federal law or any state or local tax law or any state or local tax law which may be applicable to the ESP Program.


	EXECUTIVE COMPENSATION

The compensation for the last three years paid to the Company's executive officers were:


Annual Compensation
(a)               (b)      (c)          (d)                 (e)
                                                           Other
Name                                                       Annual
And                                                        Compen-
Principal                                                  sation
Position         Year     Salary($)     Bonus($)             ($)

Steve Toth Jr.
CEO              1998      624,000         0                 950
                 1997      642,000         0                   0
                 1996      638,000         0               1,800

Martin S. Suchik
Exec VP          1998      120,000         0                   0
                 1997      165,000         0                   0
                 1996      197,000         0                   0

Thomas W. Marquis
Treasurer,       1998      150,000         0                 885
Secretary        1997      150,000         0                   0
                 1996       90,000         0               1,080

None of the executive officers have contractual compensation agreements. The "other" amounts listed are the Company's 401(k) contributions. None of the above officers received long term compensation payouts or awards covered by the table above.

At September 30, 1998, Suchik was fully vested in stock options for 40,000 and 32,020 shares under the 1986 Incentive and Non-Qualified Plans, with respective exercise prices of $.55 and $.50 per share; these options expire January 15, 2001.

Officers may participate in the Company's 401(k) and stock option plans. Such stock option plans provide that the price of any common stock issued to officers, directors, employees and their affiliates pursuant to any stock grant or exercise of any stock option shall be no less than the fair market value of the Common Stock on the date of the stock or option grant.

STOCK PERFORMANCE GRAPHS

SEC rules require proxy statements to contain a performance graph comparing, over a five-year period, the performance of our common stock against a broad market index and against either a published industry or line-of-business index or a group of peer issuers or issuers with similar market capitalization. The Company chose the Wilshire Small Cap Index as the broad market index, and the Russell 2000 Index because the companies covered by that index include many of the companies in the Marketing Services industry. The performance graph assumes an initial investment of $100 and reinvestment of all dividends.

Chart Points  9/30/93  9/30/94  9/30/95  9/30/96  9/30/97  9/30/98

VSI Holdings  100.00   133.33    75.00    58.33   791.67    683.33
Wilshire      100.00    99.72   121.17   135.05   191.99    149.91
Russell       100.00   101.25   122.70   136.94   179.41    143.74

[GRAPH]


	CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Steve Toth, Jr. (Toth), President of the Company, directly and indirectly owns 82.09% of the Company.

Loans to and from Toth Family. At September 30, 1998 and 1997 respectively, the Company had advanced Toth $566,000 and $489,000, which amounts are non-interest bearing and unsecured. The Company also held an unsecured 7% note receivable of $171,000 from Toth's daughter, a Company employee and beneficiary of a trust owning 36.10% of the Company (included with Toth's holdings). Offsetting those amounts, the Company had an 8.5% note payable of $2,181,000 to Toth at September 30, 1997. During the year ended September 30, 1998 this note was subordinated (See "Declared Distributions to Stockholders" below)and bears a rate of interest of 7% and matures on December 31, 2002. In fiscal year 1997, the Company repaid an unsecured 8% note payable of $357,000 to Toth's spouse, beneficiary of a trust owning 3.06% of the Company (included with Toth's holdings).

Marquis Advance. At September 30, 1998, the Company had advanced $65,000 to Thomas Marquis, Chief Financial Officer, Secretary, and Treasurer of the Company which amount is non-interest bearing and unsecured. Offsetting this amount is a subordinated note payable to Marquis. (See "Declared Distributions to Stockholders" below.)

Toth's Financing of Retail Sector. In November 1993, the Company, then consisting only of the Retail sector, was discharged from court supervision after its successful Chapter 11 reorganization. Toth had provided the Retail sector's interim reorganization financing, refinanced its former bank line of credit, and sponsored its post-reorganization financing. This sponsorship included his personal guarantee of a line of credit. At September 30, 1997, $850,000 of cash had been drawn and $478,000 of stand-by letters of credit was issued. During the year ended September 30, 1998 the $850,000 was paid off and all stand-by letters of credit were cancelled.

CLT Stock Option. The 1993 reorganization plan of the Retail sector provided that, for the financing discussed above, Toth be issued stock options for 650,000, 125,000 and 825,000 shares. Toth has exercised the first two options and assigned the 825,000 share option to CLT, which exercised 400,000 of those options in 1995. The Company does not expect the remaining 425,000 shares to be exercised, at $.15625 per share, until shortly before the option's May 2000 expiration.

The Retail sector was sold to Martin S. Suchik and trusts benefiting his adult children in exchange for a surrender to the Company of 143,750 shares valued at the time at $736,000. The Board of Directors of the Company determined the purchase price was fair in light of the continuing losses suffered by the Retail sector.

Declared Distributions to Stockholders. Prior to their acquisition by the Company in February, July and September 1997, the income of each subsidiary (Advanced Animations, Inc., Vispac, Inc. and Visual Services, Inc.) was taxed to their respective stockholders and members. A portion of such income was distributed to pay such taxes. At September 30, 1997, the Company had declared, and owed, distributions of $20,659,000 to such stockholders and members.
Such distributions relate not only to income earned by such subsidiaries from October 1, 1996 until their acquisition by the Company, but also include income previously retained by such subsidiaries as necessary working capital. $9,313,000 of the $20,659,00 was converted into a subordinated note payable from the Company to these former Stockholders. $7,553,000 and $53,000 of this subordinated note belongs to Toth and Marquis, respectively.

Lease of Real Estate. Toth directly and indirectly owns the entire interest in a partnership that owns the building in which Vispac, Inc. is based. The lease for $551,000 per year expires in November 2001 and is renewable for 58 months thereafter. The rental charges do not exceed those ordinarily and customarily paid in the community.

Contingent Liability for Discontinued Operations VSI Holdings, Inc. is the guarantor of several store leases being used by the BKNT Retail Stores, Inc. At September 30, 1998 the lease obligations amounted to $2,879,000. This amount will reduce by $1,166,000 in the year ended September 30, 1999; $858,000 in the fiscal year ended 2000; $545,000 in the fiscal year ended 2001; $281,000 in the fiscal year ended 2002; and $29,000 in the fiscal year ended 2003. This contingent liability is partially offset by the pledge of 216,250 Company shares by Martin S. Suchik.


	SOLICITATION

	The Company will bear the expense of this solicitation of proxies. Solicitations will be made by the use of the mail, except that officers and regular employees of the Company may make solicitations of proxies by telephone or correspondence. Brokerage houses, custodians, nominees and fiduciaries may be requested to forward the proxy-soliciting material to the beneficial owners of the stock held of record by such persons, and the Company will reimburse them for their reasonable charges and expenses in this connection.

	OTHER BUSINESS

	Management does not know of any other matters which will be presented for action at the meeting. If any other matters properly come before the meeting, the holders of effective proxies solicited by the management of the Company will have discretionary authority to vote the shares represented on such matters in accordance with their best judgment.



	INDEPENDENT AUDITORS

	The Board of Directors is scheduled at its next meeting to ratify management's selection of Plante & Moran, LLP, Ann Arbor, Michigan, as the independent auditors of the Company for the current fiscal year. Plante & Moran, LLP is a nationally known firm of certified public accountants with offices in the principal cities of the midwestern United States. The firm, or its predecessors, has audited the financial statements of the Company's principal subsidiaries for a number of years. A representative of Plante & Moran, LLP is expected to be present at the annual shareholders' meeting.

	SHAREHOLDER PROPOSALS

	The deadline for receipt of shareholder proposals for inclusion in the Company's Proxy Material for the 2000 Annual
Meeting of Shareholders is November 10, 1999. Any such proposals should be sent to the Company's Secretary, Thomas W. Marquis at 2100 North Woodward Avenue, West 201, Bloomfield Hills, MI 48304.

	ANNUAL REPORT AND FINANCIAL STATEMENTS

	The Company has filed with the Securities and Exchange Commission an annual report on Form 10-K under the Securities Exchange Act of 1934 for its September 30, 1998 fiscal year. Such Form 10-K, minus exhibits, together with a quarterly report for the December 31, 1998 fiscal quarter, have been sent to each Company shareholder, but are not part of the proxy-soliciting material. Shareholders may request the complete Form 10-K, including exhibits, or any one exhibit conditioned upon payment of the Company's reasonable expenses in furnishing such exhibit(s). Such written request should be sent to the Company's Secretary, Thomas W. Marquis at 2100 North Woodward Avenue, West 201, Bloomfield Hills, MI
48304.



Appendix A

VSI HOLDINGS, INC.  PRIVATE
	1997 INCENTIVE STOCK OPTION PLAN

	1. Purpose. The purpose of this l997 Incentive Stock Option Plan of VSI Holdings, Inc. (the "Plan") is to advance the interest of VSI Holdings, Inc., a Georgia corporation (the "Company") and its Affiliates (as hereinafter defined) by encouraging and enabling the acquisition of a financial interest in the Company by certain Key Employees (as hereafter provided) of the Company and its Affiliates.
 In addition, the Plan in intended to aid the Company and its Affiliates in attracting and retaining such Key Employees, to stimulate their efforts on behalf of the Company and its Affiliates and to strengthen their desire to remain in the employ of the Company and its Affiliates. "Affiliates" shall mean any present or future parent corporation or subsidiary corporation of VSI Holdings, Inc. as defined in Sections 425(e) and 425(f) of the Internal
Revenue Code of 1986, as amended (the "Code").

	The Company may grant stock options which constitute "incentive stock options" ("ISOs") within the meaning of section 422A of the Code and may grant stock appreciation rights ("Rights") for use in connection with Options granted by the Company.

	2. Stock. The Stock to be issued, transferred and/or sold under the Plan shall be shares of Common Stock, $.01 par value, of the Company (the "Stock"). Subject to adjustment as provided in
Section 4(b) hereof, the total number of shares of Stock that may be issued under the Plan pursuant to Options or Rights granted thereunder shall not exceed 500,000 shares of the authorized but unissued Stock, provided that the number of shares that may be granted to any employee under the Plan shall be reasonable in relation to the purpose of the Plan and the needs of the Company. Shares that, by reason of the expiration of an Option or Right or otherwise, are no longer subject to purchase pursuant to an Option or Right granted under the Plan may be reoptioned under the Plan. The Company shall not be required upon the exercise of any Option or Right to issue or deliver any shares of Stock prior to the completion of such registration or other qualification of such shares under any state or Federal law, rule or regulation as the Company shall determine to be necessary or desirable.

	3. Participants. Persons eligible to be granted Options or Rights under the Plan shall be limited to such key employees of the Company (including officers who are also directors of the Company, but not including directors who are not also officers) who have substantial responsibility in the direction and management of the Company, as indicated by the action of the Committee (as that term is defined in Section 5) in granting an Option or Right to such employee (the "Participants").

	4. Terms and Conditions of Options. Options granted pursuant to the Plan shall be evidenced by agreements in such form, not inconsistent with this Plan, as the Committee shall from time to time approve, provided that the substance of the following terms and conditions be included therein, subject to adjustment only as provided in Section 4(h).

		(a) Option Price. The option price shall not be less than the fair market value of the Stock on the date the Option is granted; however, notwithstanding the foregoing, the option price for Options granted to any employee owning Stock (using the attribution of stock ownership rules of Section 425(d) of the Code) possessing more than 10% of the total combined voting power of all classes of Stock of the Company or any of its Affiliates
("Shareholder Employee") on the date such Option is granted, shall be at least 110% of the fair market value of the Stock on the date the Option is granted. The Committee shall, in good faith, determine the fair market value of the Stock on the date the Option is granted, and the fair market value may be more or less than the book value of the Stock; provided, however, that such fair market value shall not be less than the closing bid price of the Stock on the date of grant.

		(b) Duration of Options. The duration of Options shall be determined by the Committee, but in no event shall the duration of an Option exceed ten (10) years from the date of its grant. The duration of an Option granted to a Shareholder Employee shall not exceed five (5) years from the date of its grant.

		(c) Vesting Schedules. The Committee may, in its discretion, grant Options the exercise of which may be conditioned upon the Participant's continued employment with the Company. Each Option may contain provisions, not inconsistent with the provisions of this Plan, which vest the Participant with the right to exercise a portion of the Option granted at certain specified intervals of time. Such vesting schedules shall be determined by the Committee in its discretion and need not be the same for each Option or each Participant.

		(d) Manner of Exercise. An Option may be exercised either partially or in full in the discretion of the Participant. Shares of Stock purchased upon exercise of an Option shall at the time of purchase be paid for in full with (i) cash, (ii) the equivalent fair market value of shares of Stock, properly endorsed, or (iii) any combination of (i) and (ii). To the extent that the right to purchase shares has accrued hereunder, Options may be exercised from time to time by written notice to the Company stating the number of shares with respect to which the Option is being exercised and the time of delivery thereof, which shall be not earlier than fifteen (15) days after the giving of such notice unless an earlier date shall have been mutually agreed upon, accompanied by payment in full by certified or official bank check or the equivalent thereof acceptable to the Company, At the time of delivery, the Company shall, without transfer or issue tax to the optionee, deliver to the participant at the principal office of the Company, or such other place as shall be mutually agreed upon, a certificate or certificates for such shares; provided, however, that the time of delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any requirements of law. In the event the Stock issuable upon exercise is not registered under the Securities Act of 1933 (the "Act"), then the Company at the time of exercise will require in addition that the registered owner deliver an investment representation in form acceptable to the Company and its counsel and the Company will place an appropriate legend on the certificate for such Stock restricting the transfer of same. There shall be no obligation or duty for the Company to register under the Act at any time the Stock issuable upon exercise of the Options. If the Participant fails to accept delivery of all or any part of the number of shares specified in such notice upon tender of delivery thereof, the right to exercise the Option with respect to such shares that Participant fails to accept shall be terminated and the consideration given for such shares shall be returned.

		(e) Limitation on Amount. The aggregate fair market value (determined as of the time an option is granted) of Common Stock with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year (under the Plan and all other plans of the Company and its parent and subsidiary corporations) shall not exceed $100,000.

		(f) Non-Assignability of Option Rights. No Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. During the lifetime of a Participant, the option is exercisable only by him.

		(g) Termination of Employment. In the event that a Participant's employment by the Company shall terminate, the Participant shall have the right, subject to Section 4(b) hereof, to exercise his Option at any time within thirty (30) days after such termination to the extent that he was entitled to exercise the same immediately prior to termination. However, if a Participant's employment is terminated by the Company for cause, the Committee may, in its discretion, terminate any outstanding Options held by such Participant.

		(h) Adjustment of Options on Recapitalization or Reorganization. The aggregate number of shares of Stock for which Options may be granted to Participants under the Plan, the number of shares covered by each outstanding Option, and the exercise price per share for each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from the subdivision or consolidation of shares, or the payment of a stock dividend after the effective date of this Plan, or other increase or decrease in such shares effected without receipt of consideration by the Company; provided, however, that any Options to purchase fractional shares resulting from any such adjustment shall be eliminated.

	If the Company shall at any time merge or consolidate with or into another corporation, the holder of each Option will thereafter receive, upon the exercise thereof, the securities or property to which a holder of the number of shares of Stock then deliverable upon the exercise of such Option would have been entitled upon such merger or consolidation, and the Company shall take such steps in connection with such merger or consolidation as may be necessary to assure that the provisions of this Plan shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or property thereafter deliverable upon the exercise of such Option. A sale of all or substantially all the assets of the Company for a consideration (apart from the assumption of obligations) consisting primarily of securities shall be deemed a merger or consolidation for the foregoing purposes.

		(i)	Rights as a Shareholder.  The Participant shall have
no rights as a shareholder with respect to any shares of Stock held under Option until the date of issuance of the Stock certificates to him for such shares. Except as provided in Section 4(h), no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

	5.	Terms and Conditions of Stock Appreciation Rights.  The
Committee may, at any time and in its discretion, grant a Right to any Participant who is awarded or who holds an outstanding Option.
Such Rights shall be evidenced by agreements in such form as the Committee shall from time to time approve. Such agreements shall comply with, and be subject to, the following terms and conditions:

		(a) Grant. Each Right shall relate to a specific Option under the Plan. The number of shares of Stock subject to such Right shall be equal to the number of shares of Stock that the Participant is entitled to receive pursuant to the related Option.  The number of shares of Stock subject to a Right held by a Participant shall be reduced by:

			(i) the number of shares of Stock designated by the Participant in Section 5(b) as being the amount with respect to which the Right is being exercised, and

			(ii) the number of shares of Stock purchased by such Participant pursuant to the related Option.

		(b) Manner of Exercise. A Participant shall exercise a Right by giving written notice of such exercise to the Company. The date upon which such written notice is received by the Company shall be the exercise date for the Right, The Participant shall designate in such written notice, the number of shares of Stock with respect to which such Right is being exercised.

		(c) Appreciation Available. A Right shall entitle a Participant to the amount which the fair market value of the Stock subject to the Right exceeds the option price per share of Stock of the related Option. The total amount of appreciation available to a Participant upon the exercise of a Right shall be equal to the number of shares of Stock with respect to which the Right is being exercised, multiplied by the amount of appreciation per Right determined under this Section 5(c).

		(d) Payment of Appreciation. In the discretion of the Committee, the total appreciation available to a Participant from the exercise of a Right may be paid to the Participant either in Stock or in cash, or both. If paid in cash the amount thereof shall be the amount of the appreciation determined under Section 5(c) above. If paid in Stock, the number of shares of Stock that shall be issued pursuant to the exercise of a Right shall be determined by dividing the amount of appreciation determined in Section 5(c) by the fair market value of the Stock on the exercise date of the Right; provided, however, that no fractional shares shall be issued upon the exercise of a Right.

		(e) Limitations Upon Exercise of Rights. A Participant may exercise a Right with respect to a share of Stock only in conjunction with the reduction of the number of shares of stock subject to the Option to which the Right relates. Rights may be exercised only at such times and by such persons as may exercise
Options under the Plan. Adjustment to the number of shares in the Plan and the price per share pursuant to Section 4(h) shall also be made to any Rights held by each Participant. Any termination, amendment, or revision of the Plan pursuant to Sections 7 and 8 shall be deemed a termination, amendment, or revision of Rights to the same extent.

		(f) Other Terms and Conditions. Notwithstanding any provision in the Plan to the contrary, any Right granted pursuant to the Plan must meet the following requirements:

			(i)  the Right must expire no later than the
underlying Option;

			(ii) the Right may entitle its holder to no more than 100% of the difference between the exercise price of a share of Stock subject to the underlying Option and the fair market value of the Stock subject to the underlying Option at the time the Right is exercised.

			(iii) the Right must be transferable only when the underlying Option is transferable, and under the same conditions;

			(iv) the Right may be exercised only when, and to the extent, the underlying Option is eligible to be exercised; and

			(v) the Right may be exercised only when the fair market value of the Stock exceeds the exercise price of a share of Stock subject to the underlying Option.

	6.  Administration.

		(a) The Plan shall be administered by a stock option committee (the "Committee") consisting of not less than three (3) directors of the Company to be appointed by the board of directors of the Company ("Board of Directors"). In lieu of appointing the Committee, the entire Board of Directors may collectively act as the Committee until such time as the Committee is appointed. The Board of Directors may, from time to time, remove members from or add members to the Committee. Vacancies in the Committee, however caused, shall be filled by the Board of Directors. The Committee shall select one of its members as chairman and shall hold meetings at such times and places as it may determine. The Committee may appoint a secretary and, subject to the provisions of the Plan and to policies determined by the Board of Directors, may make such rules and regulations for the conduct of its business as it shall deem advisable. A majority of the Committee shall constitute a quorum. All action of the Committee shall be taken by a majority of its members. Any action may be taken by a written instrument signed by a majority of the members, and action so taken shall be fully as effective as if it had been taken by a vote of the majority of the members at a meeting duly called and held.

		(b) Subject to the express terms and conditions of the Plan, the Committee shall have full power to grant Options and Rights under the Plan, the construe or interpret the Plan, to prescribe, amend and rescind rules and regulations relation and to make all other determinations necessary or advisable for its administration.

		(c) Subject to the provisions of Sections 3 and 4 hereof, the Committee may, from time to time, determine which Participants shall be granted Options and Rights under the Plan, the number of shares of Stock subject to each Option and Right, the time or times at which Options and Rights shall be granted, and grant such Options and Rights under the Plan.

		(d) The Committee shall report to the Board of Directors the names of Participants granted Options and Rights, the number of shares subject to, and the terms and conditions of, each Option and Right.

		(e) No member of the Board of Directors or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or to any Option or Right.

	7.  Effective Date and Termination.

		(a)  The effective date of the Plan is April 21, 1997.

		(b) The Plan shall terminate on April 20, 2007 but the Board of Directors may terminate the Plan at any time prior to ten years from the effective date of the Plan. Termination of the Plan shall not alter or impair, without the consent of the Participant, any of the rights or obligations and any Option or Right theretofore granted under the Plan.


	8. Amendments. The Board of Directors or the Committee may, from time to time, alter, amend, suspend, or Plan, or alter or amend any and all Option or Rights granted thereunder; provided, however, that no such action of the Directors or the Committee may alter the provisions of the Plan so as to:

		(a) Permit the grant of Options at less than the fair market value permitted pursuant to Section 4(a) hereof;

		(b) Extend the term of the Plan beyond ten (10) years or the maximum term of the Options or Rights granted beyond ten (10) years;

		(c) Alter any outstanding Option or Rights Agreement to the detriment of the Participant without his consent; or

		(d) Decrease, directly or indirectly (by cancellation and substitution of Options or otherwise), the option price applicable to any Option granted under this Plan.

	9.	Qualifications.  Options granted pursuant to this Plan
are intended to qualify as Incentive Stock Options within the meaning of Section 422A of the Code, and shall be so construed; provided, however, that nothing in this Plan shall be interpreted as a representation, guarantee or other undertaking on the part of the Company that the Options granted pursuant to this Plan are, or will be, determined to be Incentive Stock Options, within that section of the Code.

	10. Use of Proceeds. The proceeds from the sale of Stock pursuant to the exercise of Options will be used for the general corporate purposes of the Company.


 Appendix B

VSI HOLDINGS, INC.
RESTRICTED STOCK PLAN
December 1, 1997

1.      Purpose:    The purpose of the Restricted Stock Plan (the
Plan) is to provide deferred compensation benefits for a select group of certain designated key employees of VSI Holdings, Inc. (the Company) as a means of a (a) affording additional incentive for management to increase the earnings of the Company on a long-term basis; (b) attracting and retaining key employees in the employ of the Company; and (c) furthering the identity of interest of the key management of the Company with those of its shareholders.

2.     Definitions:     As used in the Plan, the following
capitalized words and phrases shall have the meaning set forth below, unless the context clearly indicates that a different meaning is otherwise intended.(a) Company means VSI Holdings, Inc. a Georgia corporation, or any successor thereto, whether by merger, consolidation, liquidation, reorganization, or otherwise which has made provision for adoption of the Plan and the assumption of the Company's obligations thereunder.

(b) Common Stock means the shares of $0.01 par value Common Stock of VSI Holdings, Inc.

(c) Employee means any person, including an officer of the Company (whether or not he or she is also a director thereof), who is employed by the Company on a full-time basis. The term does not include persons who are retained by the Company as consultants only.

(d) Participant means a key Employee who is granted Restricted
Stock under this Plan.

(e) Termination Date shall mean the date of a Participant's cessation of employment with the Company by death, retirement, disability, resignation, discharge or otherwise.

(f) Grant Date shall mean the date that appears on the Restricted
Stock Grant Agreement given to the Participant when restricted stock is granted.

3. Administration: The Plan shall be administered by the Committee established within the sole discretion of the Board of Directors of the Company. Subject to the provisions of the Plan, the Committee shall have exclusive power to select the key employees to be granted Restricted Stock.

         The committee shall have full discretionary authority to interpret the Plan, to adopt and revise rules regulations relating to the Plan, ton determine the conditions subject to which any awards may be made, and to make any other determinations which it believes necessary or advisable for the administration of the Plan, determinations by the Committee are final and binding on all parties with respect to all matters relating to the Plan.

4. Grants: Restricted Shares shall be granted to such key employees of the Company as the Committee shall determine, who shall hereafter be referred to as Participants. Participants shall be limited to those employees of the Company who because of their positions and responsibilities comprise key management personnel. If a Restricted Stock awarded under the Plan shall be forfeited or canceled for any reason, such Restricted Stock may again be awarded under the Plan. Restricted Stock shall be granted at such time or times and shall be subject to such terms and conditions, in addition to the terms and conditions set forth in the Plan, as the Committee shall determine.


5.      Vesting:     (a)     Restricted Shares granted to a
Participant shall vest according to the following schedule:
           Anniversary             Percentage of
           Grant Date              Vested Shares
               1                               33.3%
               2                               66.6%
               3                              100.0%

     (b) As long as the Participant is an active employee of the Company on the anniversary dates mentioned above, a stock certificate of the vested shares will be issued by the Company.
All non vested shares shall be forfeited upon the Participant's termination of employment with the Company for any reason other than death.

     (c)     Notwithstanding the vesting provisions of paragraph
(a), in the event of the death of the Participant, a proportionate number of the Restricted Shares vesting in the current twelve (12)
month period shall vest, all other non-vested shares shall be forfeited. Example: Participant has 1,000 shares that are vesting in the current twelve (12) month period, Participant dies after completing 195 days of the current period. Completed days represent 53.4% of the twelve
(12) month vesting period, thus, Participants estate would receive 534 shares. All fractional shares will be eliminated.

6.     Changes in Capital Structures:     In the event of any
change in the outstanding shares of common stock of the Company by reason of stock split or reverse stock split, all non-vested
Restricted Stock will be proportionately adjusted and any resulting fractional shares will be eliminated.

7.     Miscellaneous Provisions: (a)     No employee or other
person shall have any claim or right to be granted any Restricted
Stock under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving an employee any right to be retained in the employ of the Company.

     (b) The Plan shall at all times remain unfunded and no provision shall at any time be made with respect to segregating assets of the Company for the purpose of providing benefits hereunder. No Participant of other person shall have an interest in any particular assets of the Company by reason of a right to receive a benefit under this Plan and any such Participant or other person shall have only the rights of a general unsecured creditor of the Company with respect to any rights under the Plan.

     (c) This Plan shall be governed and construed in accordance with the laws of the State of Michigan.

8.     Amendment of the Plan:     The Board of Directors of the
Company may alter or amend the Plan at any time and from time to time, without obtaining the approval of the stockholders of the Company. Except as otherwise provided herein, no amendment to the Plan may alter, impair or reduce the number of Restricted Shares granted under the Plan prior to the effective date of such amendment without the written consent of any affected Participant.

9.     Right of Company to Terminate Employment:     Nothing
contained in the Plan, or in any grant awarded pursuant to the Plan, shall interfere or impair in any way with the right of the Company to terminate the employment of the Participant at any time for any reason with or without cause.

10.     Stockholder Approval:     The Plan is being initiated
anticipating stockholder approval at our next stockholder meeting.






Appendix C

VSI HOLDINGS, INC.
EMPLOYEE STOCK PURCHASE PLAN
October 7, 1997

Visual Services has made arrangements with Merrill Lynch for you, at your option, to purchase VSI Holdings Stock without a brokerage commission.

The following outlines the procedures for purchase:

1. Obtain forms from Nancy Osey to open your CBA Account with Merrill Lynch, return to same.

2. Purchases may be made on Fridays from 9am - 12 pm. You may, of course, purchase stock on the open market through any brokerage at any time. (the arrangement with Merrill Lynch was made to save you the commission on your VSI Holdings Stock purchase, but you are not obligated to use them.)

3. Purchase price will be the price of the stock closed at on Thursday.

4. Payment options are as follows:

   a. You may pay for your purchase by personal check, cashier's check or money order, or

   b. If you are a full time employee, you may purchase through payroll deductions.

   c. This is subject to a minimum purchase of 50 shares.

   d. Deductions may be made over 6 checks for a salaried employee and 12 checks for an hourly employee.

   e. You will need to sign a payroll deduction authorization form.

5. To sell your stock, you will deal directly with Merrill Lynch and pay the appropriate commission or brokerage charge for this service.

This program may be cancelled or amended at any time without prior notice.

The Board Recommends a vote FOR All Nominees And FOR Proposals (2)-
(4)

1. Election of Directors
Steve Toth, Jr., Thomas W. Marquis, Martin S. Suchik, Jerry L.
Barton
Kenneth L. Bernhardt, Terry L. Sparks, Robert F. Sui
   [  ]FOR all nominees (except as marked to the contrary)
   [  ]WITHHOLD AUTHORITY to vote for all nominees
   Instructions: To withhold authority to vote for any individual nominee, mark through that nominee's name below.

2. Increase Shares of 1997 Incentive Stock Option Plan
[  ] For    [  ] Against   [  ] Abstain

3. Increase Shares of 1997 Restricted Stock Plan
[  ] For    [  ] Against   [  ] Abstain

4. Amend 1997 Employee Stock Purchase Program
[  ] For    [  ] Against   [  ] Abstain

5. In their discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.


THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED.
IF NO CHOICE IS SPECIFIED, THE SHARES WILL BE VOTED FOR THE
ELECTION OF ALL NOMINEES AND FOR PROPOSALS (2)-(4).


Dated:____________________, 1999


________________________________
         (Signature)


________________________________
(Joint Signature if applicable)

Please sign exactly as your name appears on the left. If shares are jointly held, all joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian, give full title as such. If a corporation, sign in full corporate name by authorized officer. If a partnership, sign in partnership name by authorized officer.


VSI HOLDINGS, INC.
PROXY SOLICITED BY BOARD OF DIRECTORS FOR
ANNUAL MEETING OF HOLDERS OF COMMON STOCK

			APRIL 20, 1999, 9:30 a.m.

The undersigned appoints Thomas W. Marquis and Robert J. Marshall or either acting in the absence of the other, with full power of substitution, the undersigned's true and lawful attorneys and proxies, to attend the annual meeting of the shareholders of VSI Holdings, Inc., to be held at the Company's Vision Center, 1664 Star Batt Drive, Rochester Hills, Michigan, 48309 on Tuesday, April 20, 1999, at 9:30 a.m. and any adjournments thereof, and to vote all of the shares of Common Stock which the undersigned would possess if present at such meeting.

		(Please sign and date on the reverse side)







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